Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

               THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (“Amendment”), dated as of December 21, 2005, is made by and among WESTMORELAND MINING LLC, a Delaware limited liability company (the “Borrower”), the GUARANTORS (as defined in the Credit Agreement hereinafter referred to), EACH OF THE BANKS (as defined in the Credit Agreement), and PNC BANK, NATIONAL ASSOCIATION, as agent for the Banks (the “Agent”).

WITNESSETH:

               WHEREAS, the parties hereto entered into that certain Credit Agreement, dated as of April 27, 2001, as amended by that certain First Amendment to Credit Agreement, dated as of August 15, 2001, as amended by that certain Amendment No. 2 to Credit Agreement, dated as of February 27, 2002, and as amended by the certain Third Amendment to Credit Agreement, dated as of March 8, 2004, by and among the Borrower, the Guarantors, the Agent, and the Banks (the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the respective meanings given to them under the Credit Agreement;

               WHEREAS, the Borrower has requested that the Banks amend certain provisions of the Credit Agreement including an increase of the Revolving Credit Commitments from an aggregate total of $12,000,000 to a total of $20,000,000; and

               WHEREAS, the parties hereto agree to amend the Credit Agreement on the terms and conditions set forth below.

               NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

               1.    Amendment to Definitions.

               (a)    Amended Definitions. The following terms (and associated definitions) in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety as follows:

“Expiration Date shall mean, with respect to the Revolving Credit Commitments, April 27, 2008.”

               2.    Amendments to Credit Agreement.

               (a)    Revolving Credit Loan Requests. Section 2.9.1 [Issuance of Letters of Credit] of the Credit Agreement shall be amended and restated as follows:

“2.9.1 Issuance of Letters of Credit.

                       Borrower may request the issuance of a letter of credit (each a “Letter of Credit”) on behalf of itself or another Loan Party by delivering to the Agent a completed application and agreement for letters of credit in such form as the Agent may specify from time to time by no later than 10:00 a.m., Pittsburgh time, at least ten (10) Business Days, or such shorter period as may be agreed to by the Agent, in advance of the proposed date of issuance. Each Letter of Credit shall be a Standby Letter of Credit, and so long as there is no Event of Default or Potential Default and subject to compliance with all of the terms and conditions set forth in this Agreement, any Letter of Credit may be automatically renewable if such selection is made on the application for such Letter of Credit. Subject to the terms and conditions hereof and in reliance on the agreements of the other Banks set forth in this Section 2.9, the Agent will issue a Letter of Credit provided that each Letter of Credit shall (A) have a maximum maturity of twelve (12) months from the date of issuance, and (B) in no event expire later than ten (10) Business Days prior to the Expiration Date and providing that in no event shall (i) the Letters of Credit Outstanding exceed, at any one time, $10,000,000 or (ii) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments or the Borrowing Base.”

               (b)    Revolving Credit Interest Rate Options. Subsection (i) of Section 4.1.1 [Revolving Credit Interest Rate Options] of the Credit Agreement shall be amended and restated as follows:

“4.1.1 Revolving Credit Interest Rate Options.

The Borrower shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans:

    (i)    Revolving Credit Base Rate Option: A fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate plus 1.0%, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or”

               (c)    Set-off. Section 9.2.3 [Set-off] of the Credit Agreement shall be amended and restated as follows:

            “9.2.3 If an Event of Default shall occur and be continuing, any Bank to whom any Obligation is owed by any Loan Party hereunder or under any other Loan Document or any participant of such Bank which has agreed in writing to be bound by the provisions of Section 10.13 [Equalization of Banks] and any branch, Subsidiary or Affiliate of such Bank or participant anywhere in the world shall have the right, in addition to all other rights and remedies available to it, without notice to such Loan Party, to set-off against and apply to the then unpaid balance of all the Loans and all other Obligations of the Borrower and the other Loan Parties hereunder or under any other Loan Document any debt owing to, and any other funds held in any manner for the account of, the Borrower or such other Loan Party by such Bank or participant or by such branch, Subsidiary or Affiliate, including all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by the Borrower or such other Loan Party for its own account (but not including funds held in custodian or trust accounts) with such Bank or participant or such branch, Subsidiary or Affiliate. Such right shall exist whether or not any Bank or the Agent shall have made any demand under this Agreement or any other Loan Document, whether or not such debt owing to or funds held for the account of the Borrower or such other Loan Party is or are matured or unmatured and regardless of the existence or adequacy of any Collateral, Guaranty or any other security, right or remedy available to any Bank or the Agent. Notwithstanding anything contained in this Section 9.2.3 to the contrary, to the extent that Borrower maintains a deposit account with any Bank, which Borrower has identified to the Agent as containing monies solely for the payment of black lung trust fund obligations (the “Black Lung Trust Account”), the Banks agree that they will not set-off against any monies contained in such Black Lung Trust Account; and”

               3.     Amendment to Certain Schedules to Credit Agreement

                       In order to reflect the increase in the Revolving Credit Commitments as set forth in Section 4 below, Schedule 1.1(B) [Commitments of Banks and Addresses for Notices] to the Credit Agreement shall be amended and restated to read as set forth on the Schedule 1.1(B) attached to this Amendment.

               4.    Increase of Revolving Credit Commitments.

                       Subject to satisfaction of the conditions set forth in Section 6 below, on the effective date of this Amendment the Borrower and the Banks hereby increase the Revolving Credit Commitments from $12,000,000 to $20,000,000 so that after giving effect to such increase, each Bank has the Revolving Credit Commitment as set forth opposite such Bank’s name on the amended and restated Schedule 1.1(B) attached to this Amendment.

               5.    Representations and Warranties.

               (a)    Warranties Under the Credit Agreement. The representations and warranties of the Borrower contained in the Credit Agreement, after giving effect hereto, are true and correct on and as of the date hereof with the same force and effect as though made by the Borrower on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date (in which case such representation and warranty shall be true and correct as of such previous date) or is the subject of transactions permitted under the Credit Agreement. No Event of Default or Potential Default has occurred and is continuing or exists.

               (b)    Power and Authority; Validity and Binding Effect; No Conflict. The Borrower and each other Loan Party has full power to enter into, execute, deliver and carry out this Amendment, and such actions have been duly authorized by all necessary proceedings on its part. This Amendment has been duly and validly executed and delivered by the Borrower and each other Loan Party. This Amendment constitutes the legal, valid and binding obligation of the Borrower and each other Loan Party which is enforceable against Borrower and each other Loan Party in accordance with its terms, except to the extent that enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors’ rights generally or by general equitable principles limiting the availability of specific performance or other equitable remedies. Neither the execution and delivery of this Amendment, nor the consummation of the transactions herein contemplated will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of any organizational documents of Borrower or any other Loan Party or (ii) any Law or any agreement or instrument or other obligation to which Borrower or any other Loan Party is a party or by which it or any of the other Loan Parties is bound, or result in the creation or enforcement of any Lien upon any property of Borrower or any other Loan Party other than as set forth in the Security Documents.

               (c)    Consents and Approvals; No Event of Default. No consent, approval, exemption, order or authorization of any person or entity other than, as the case may be, the parties hereto is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Amendment. No event has occurred and is continuing and no condition exists or will exist after giving effect to this Amendment which constitutes an Event of Default.

               (d)    Authorized Officer. The individual executing this Amendment on behalf of the Borrower and each other Loan Party, is authorized to execute and deliver this Amendment on behalf of the Borrower and each other Loan Party, and holds the office(s) with the Borrower and each other Loan Party, as the case may be, set forth below his signature to this Amendment.

               6.    Conditions Precedent.

               The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent (as determined by the Required Banks in their sole discretion):

               (a)    Execution. The Borrower, each Loan Party, and the Banks shall have executed this Amendment and the Banks shall have received a counterpart original or a true and correct copy hereof.

               (b)    Amended and Restated Revolving Credit Note. The Borrower shall have executed and delivered to each Bank new Revolving Credit Notes, in the form attached hereto as Exhibit A, reflecting the amount of such Bank’s Revolving Credit Commitment as so increased.

               (c)    Representations and Warranties. Each of the representations and warranties under Section 5 hereof are true and correct on the date hereof.

               (d)    Organization, Authorization and Incumbency. There shall be delivered to the Agent for the benefit of each Bank a certificate, dated as of the date hereof and signed by the Secretary or an Assistant Secretary of each Loan Party, certifying as appropriate as to:

(i) all action taken by such Loan Party in connection with this Amendment and the other Loan Documents;

    (ii)    the names of the officer or officers authorized to sign this Amendment and the other documents executed and delivered in connection herewith and described in this Section 5 and the true signatures of such officer or officers and specifying the officers authorized to act on behalf of each Loan Party for purposes of the Loan Documents and the true signatures of such officers, on which the Agent and each Bank may conclusively rely; and

    (iii)   copies of its organizational documents, including its certificate of incorporation and bylaws if it is a corporation, its certificate of partnership and partnership agreement if it is a partnership, and its certificate of organization and limited liability company operating agreement if it is a limited liability company, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each of the Loan Parties in each state where organized or qualified to do business, provided, however, that the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Agent remain in full force and effect and have not been modified, amended, or rescinded.

               (e)    Opinion of Counsel. The Borrower shall cause to be delivered to the Agent an opinion of counsel of the Borrower with respect to this Amendment in such form as shall be acceptable to the Agent.

               7.    Incorporation into Credit Agreement.

               This Amendment shall be incorporated into the Credit Agreement by this reference. All representations, warranties, Events of Default and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.

               8.    Reimbursement of Expenses.

               The Borrower unconditionally agrees to pay and reimburse each of the Banks and save each of the Banks harmless against liability for the payment of all out-of-pocket costs, expenses and disbursements, including without limitation, reasonable fees and expenses of counsel incurred by any of the Banks in connection with the development, preparation, execution, administration, interpretation or performance of this Amendment and all other documents or instruments to be delivered or recorded in connection herewith.

               9.    Severability.

               Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

               10.    Entire Agreement.

               This Amendment sets forth the entire agreement and understanding of the parties with respect to the amendment to the Credit Agreement contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to such amendment. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

               11.    Force and Effect.

               The Borrower reconfirms, restates, and ratifies the Credit Agreement, and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment and Borrower confirms that all such documents have remained in full force and effect since the date of their execution.

               12.    Governing Law.

               This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania.

               13.    Counterparts.

               This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               14.    Joinder of Guarantors. Each of the Guarantors hereby joins in this Amendment to evidence its consent hereto, and each Guarantor hereby reaffirms its obligations set forth in the Credit Agreement as hereby amended, and in each other Loan Document given by it in connection therewith.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE — FOURTH AMENDMENT TO CREDIT AGREEMENT]

               IN WITNESS WHEREOF, the parties hereto by their officers duly authorized, have executed this Amendment as of the day and year first above written with the intention that it constitute a sealed instrument.

BORROWER:
ATTEST:	WESTMORELAND MINING LLC
/s/ Katherine P. Albertson	By: /s/ Ronald H. Beck (Seal)
Name: Ronald H. Beck
Title: Vice President and Treasurer

GUARANTORS:
ATTEST:	WESTERN ENERGY COMPANY
/s/ Katherine P. Albertson	By: /s/ Ronald H. Beck (Seal)
Name: Ronald H. Beck
Title: Vice President and Treasurer

ATTEST:	TEXAS WESTMORELAND COAL COMPANY
/s/ Katherine P. Albertson	By: /s/ Ronald H. Beck (Seal)
Name: Ronald H. Beck
Title: Vice President and Treasurer

[SIGNATURE PAGE — FOURTH AMENDMENT TO CREDIT AGREEMENT]

ATTEST:	DAKOTA WESTMORELAND CORPORATION
/s/ Katherine P. Albertson	By: /s/ Ronald H. Beck (Seal)
Name: Ronald H. Beck
Title: Vice President and Treasurer

ATTEST:	WESTMORELAND SAVAGE CORP. (f/k/a WCCO-KRC ACQUISITION CORP.)
/s/ Katherine P. Albertson	By: /s/ Ronald H. Beck (Seal)
Name: Ronald H. Beck
Title: Vice President and Treasurer

BANK:
PNC BANK, NATIONAL ASSOCIATION, individually as a Bank and as Agent

By: /s/ Holly L. Kay
Name: Holly L. Kay
Title: Corporate Banking Officer

Schedule 1.1(B)

Commitments of Banks and Addresses for Notices

Bank		Amount of Revolving Credit Commitment	Ratable Share

Name:	PNC Bank, National Association	$20,000,000	100%
Address:	One PNC Plaza
249 Fifth Avenue
Pittsburgh, Pennsylvania 15222-2707
Attention:	Christopher Moravec

Telephone:	(412) 762-2540
Telecopy:	(412) 762-2571

EXHIBIT A

FORM OF AMENDED AND RESTATED REVOLVING CREDIT NOTE

THIS NOTE REPLACES THAT CERTAIN REVOLVING CREDIT NOTE (THE “PRIOR NOTE”) DATED MARCH 8, 2004, ISSUED BY THE BORROWER TO THE BANK IN THE MAXIMUM PRINCIPAL AMOUNT OF TWELVE MILLION AND 00/100 U.S. DOLLARS (US$12,000,000), BUT IS NOT INTENDED TO CONSTITUTE, AND DOES NOT CONSTITUTE, A NOVATION OR SATISFACTION OF THE OBLIGATIONS REPRESENTED BY THE PRIOR NOTE. SECURITY INTERESTS, AND LIENS TAKEN PURSUANT TO THE CREDIT AGREEMENT (AS DEFINED HEREIN) TO SECURE THE LOAN ARE NOT AFFECTED BY THIS REPLACEMENT OF THE PRIOR NOTE, AND SUCH SECURITY INTERESTS AND LIENS PURSUANT TO THE CREDIT AGREEMENT SHALL CONTINUE TO REMAIN IN EFFECT AS SECURITY FOR THE LOAN AND RELATED OBLIGATIONS AS PROVIDED HEREIN.

REVOLVING CREDIT NOTE

$20,000,000	Pittsburgh, Pennsylvania
December __, 2005

               FOR VALUE RECEIVED, the undersigned, WESTMORELAND MINING LLC, a Delaware limited liability company (herein called the “Borrower”), hereby promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the “Bank”), the lesser of (i) the principal sum of Twenty Million U. S. Dollars (US$20,000,000), or (ii) the aggregate unpaid principal balance of all Revolving Credit Loans made by the Bank to the Borrower pursuant to the Credit Agreement, dated as of April 27, 2001, among the Borrower, the Guarantors now or hereafter party thereto, the Banks now or hereafter party thereto, and PNC Bank, National Association, as agent (hereinafter referred to in such capacity as the “Agent”) (as amended, restated, modified, or supplemented from time to time, the “Credit Agreement”), payable by 11:00 a.m. on the Expiration Date, together with interest on the unpaid principal balance hereof from time to time outstanding from the date hereof at the rate or rates per annum specified by the Borrower pursuant to Section 4.1 [Interest Rate Options] of, or as otherwise provided in, the Credit Agreement.

               Interest on the unpaid principal balance hereof from time to time outstanding from the date hereof will be payable at the times provided for in the Credit Agreement. Upon the occurrence and during the continuation of an Event of Default, the Borrower shall pay interest on the entire principal amount of the then outstanding Revolving Credit Loans evidenced by this Revolving Credit Note and all other obligations due and payable to the Bank pursuant to the Credit Agreement and the other Loan Documents at a rate per annum as set forth in Section 4.3 [Interest After Default] of the Credit Agreement. Such interest rate will accrue before and after any judgment has been entered.

               Subject to the provisions of the Credit Agreement, payments of both principal and interest shall be made without setoff, counterclaim, or other deduction of any nature at the office of the Agent located at 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222, unless otherwise directed in writing by the holder hereof, in lawful money of the United States of America in immediately available funds.

               This Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Credit Agreement and other Loan Documents, including the representations, warranties, covenants, conditions, security interests, and Liens contained or granted therein. The Credit Agreement among other things contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayment, in certain circumstances, on account of principal hereof prior to maturity upon the terms and conditions therein specified. The Borrower waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Credit Agreement.

               This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns. All references herein to the “Borrower” and the “Bank” shall be deemed to apply to the Borrower and the Bank, respectively, and their respective successors and assigns as permitted under the Credit Agreement.

               This Note and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the internal laws of the State of New York without giving effect to its conflicts of law principles.

               All capitalized terms used herein shall, unless otherwise defined herein, have the same meanings given to such terms in the Credit Agreement.

[SIGNATURE PAGE FOLLOWS]

[SIGNATURE PAGE 1 OF 1 TO REVOLVING CREDIT NOTE]

               IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned has executed this Note by its duly authorized officer with the intention that it constitute a sealed instrument.

WESTMORELAND MINING LLC

By: ____________________________________ (Seal)
Name: __________________________________
Title: ___________________________________